Exhibit 99.1

News Release

Contact:

Media Relations	Media/Investor Relations
Bobbie Collins	Brian Beades
212-810-8155	212-810-5596
Bobbie.Collins@blackrock.com	invrel@blackrock.com

BLACKROCK COMPLETES MERGER WITH BARCLAYS GLOBAL INVESTORS

Includes the Market-Leading iShares Exchange Traded Funds Business

$3.2 Trillion Managed for Institutional and Retail Clients Globally

Adds Varley and Diamond to Board of Directors

New York, December 1, 2009 – BlackRock, Inc. (NYSE:BLK) today announced that it has completed its merger with Barclays Global Investors (“BGI”), including the market-leading iShares® exchange traded funds business. The combined firm will operate under the BlackRock name and the iShares brand will be retained.

“Since this transaction was announced in early June, BlackRock and BGI employees have demonstrated their commitment to serving clients and delivering competitive investment results. Both firms maintained strong core business momentum while achieving the close of an unprecedented merger in less than six months, commented Laurence D. Fink, BlackRock’s Chairman and Chief Executive Officer.

“Beginning today, we move forward as one global firm, operating independently, focused solely on investment and risk management on behalf of our clients. We manage approximately $3.2 trillion on behalf of institutional and retail investors worldwide.  We offer truly differentiated capabilities – active, enhanced and index products – and the most talented professionals, able to identify investment opportunities, develop innovative investment solutions, and capture the benefits of scale for clients.”

Additions to Board of Directors

In connection with the closing of the merger, BlackRock also announced that John Varley, Group Chief Executive of Barclays PLC, and Robert E. Diamond Jr., President of Barclays PLC, have joined the BlackRock Board of Directors.

Brief biographical information on Mr. Varley and Mr. Diamond is provided below, and additional information on the full Board can be found on the “Investor Relations” section of BlackRock’s website.

John Varley.  Mr. Varley is Group Chief Executive of Barclays PLC. Prior to being named to his current position in September 2004, he had served as Group Deputy Chief Executive beginning in January 2004.  He held the position of Group Finance Director from 2000 until the end of 2003. Mr. Varley joined the Executive Committee in September 1996 and was appointed to the Barclays' Board in June 1998. He was Chief Executive of Retail Financial Services from 1998 to 2000 and Chairman of the Asset Management Division from 1995 to 1998. Mr. Varley also serves as a non-executive director of AstraZeneca PLC.

News Release

Robert E. Diamond Jr. Mr. Diamond is President of Barclays PLC and Chief Executive Officer of Corporate and Investment Banking and Wealth Management, comprising Barclays Capital, Barclays Corporate and Barclays Wealth. He is an Executive Director of the Boards of Barclays PLC and Barclays Bank PLC and has been a member of the Barclays Group Executive Committee since September 1997. He joined the firm in summer 1996. Mr. Diamond is a member of the Board of Directors for the Institute of International Finance and member of the International Advisory Board of the British-American Business Council.

About BlackRock

BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide.  With approximately $3.2 trillion under management as of September 30, 2009 (pro forma), BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes.  Products are offered in a variety of structures including separate accounts, mutual funds, iShares (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, the firm has over 8,500 employees in 24 countries. For additional information, please visit BlackRock’s website at www.blackrock.com.

Forward-Looking Statements

This press release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.  Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this report the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or

News Release

enforcement actions of government agencies relating to BlackRock, Barclays PLC, Bank of America Corporation, Merrill Lynch & Co., Inc. or The PNC Financial Services Group, Inc.; (11) terrorist activities and international hostilities, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (12) the ability to attract and retain highly talented professionals; (13) fluctuations in the carrying value of BlackRock’s investments; (14) fluctuations in foreign currency exchange rates, which may adversely affect the value of investment advisory and administration fees earned by BlackRock or the carrying value of certain assets and liabilities denominated in foreign currencies; (15) the impact of changes to tax legislation and, generally, the tax position of the Company; (16) BlackRock’s success in maintaining the distribution of its products; (17) the impact of BlackRock electing to provide support to its products from time to time; (18) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions; and (19) the ability of BlackRock to integrate the operations of Barclays Global Investors.

BlackRock's Annual Reports on Form 10-K and BlackRock's subsequent filings with the SEC, accessible on the SEC's website at http://www.sec.gov and on BlackRock’s website at http://www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on our website is not a part of this press release.

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